Financial Risk Management - Summary of Ratio of the Shareholders' Equity to Total Liabilities (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 MXN ($)	Dec. 31, 2019 MXN ($)
Disclosure Of Financial Instruments [Abstract]
Shareholders’ equity –controlling interest	$ 19,288,380	$ 21,792,811	$ 19,628,172
Total liabilities	$ 34,894,485	$ 28,508,390	$ 20,908,361
Ratio of total Shareholders’ equity – controlling interest to liabilities	0.6	0.8	0.9